490 SA-2 04/11

SUPPLEMENT DATED APRIL 15, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED november 1, 2010

OF

TEMPLETON ASIAN GROWTH FUND

Effective May 1, 2011, the Statement of Additional Information dated November 1, 2010 is amended as follows:

The management fee breakpoint schedule under the “Management and Other Services – Management Fees" section on page 27 is revised as follows:

Management fees The Fund agrees to pay to the Manager a monthly fee in dollars, at the annual rate of the Fund’s daily net assets, as listed below, payable at the end of each calendar month:

1.10% up to and including $1 billion;

1.05% over $1 billion, up to and including $5 billion;

1.00% over $5 billion, up to and including $10 billion;

0.95% over $10 billion, up to and including $15 billion;

0.90% over $15 billion, up to and including $20 billion; and

0.85% over $20 billion.

Please keep this supplement for future reference.